Supplemental Agreement No. 2

to

Purchase Agreement No. 3219

between

The Boeing Company

and

American Airlines, Inc.

Relating to Boeing Model 787-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 2, entered into as of July 21, 2010, (SA 2) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated as of October 15, 2008, relating to Boeing Model 787-9 aircraft (the Purchase Agreement).  Capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, on or about June 22, 2009, Boeing provided Customer with a revised delivery schedule for the Aircraft and did so in the form of Supplemental Agreement No. 1.  Supplemental Agreement No. 1 was never executed by Customer and Boeing thus resulting in this Supplemental Agreement No. 2 being the first such supplement to Purchase Agreement No. 3219.

WHEREAS, the deliveries of the Aircraft have been rescheduled as set forth herein;

WHEREAS, Customer and Boeing entered into Letter Agreement No. 6-1162-CLO-1031 entitled Performance Guarantee Matters whereby Boeing had the obligation to provide to Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Customer has selected the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.          The Table of Contents is removed in its entirety and replaced with a revised Table of Contents, attached hereto, which sets forth the appropriate SA-2 references.  The Table of Contents is hereby made part of the Purchase Agreement.

2.           Table 1 entitled “Aircraft Delivery, Description, Price and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is deleted in its entirety and replaced with a revised Table 1 R1, attached hereto, which reflects revised delivery dates for the Firm Aircraft.  Table 1 R1 is hereby made part of the Purchase Agreement.

3.           Table 1 entitled “Aircraft Delivery, Description, Price and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is deleted in its entirety as Customer has chosen the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.           Supplemental Exhibit BFE1 entitled “Buyer Furnished Equipment Variables” is deleted in its entirety and replaced with a revised BFE1, attached hereto, which sets forth [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Supplemental Exhibit BFE1 is hereby made part of the Purchase Agreement.

5.           Supplemental Exhibit EE1 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is deleted in its entirety as Customer has chosen the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.           Letter Agreement No. 6-1162-CLO-1031 entitled “Performance Guarantee Matters” is deleted in its entirety and replaced with a revised letter agreement, which sets for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Letter Agreement No. 6-1162-CLO-1031R1 is hereby made part of the Purchase Agreement.

7.           Letter Agreement No. 6-1162-CLO-1032 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is deleted in its entirety and replaced with a revised letter agreement, which sets forth revised dates for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Letter Agreement No. 6-1162-CLO-1032R1 is hereby made part of the Purchase Agreement.

8.           Letter Agreement No. 6-1162-CLO-1045 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is deleted in its entirety and replaced with a revised letter agreement, which sets forth the current execution date as it relates to the Aircraft set forth in Table 1 and Attachment C to Letter Agreement No. 6-1162-TRW-0664 entitled Aircraft Purchase Rights and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Letter Agreement No. No. 6-1162-CLO-1045R1 is hereby made part of the Purchase Agreement.

9.           Letter Agreement No. 6-1162-CLO-1048 entitled “Final Matters” is deleted in its entirety in consideration of the terms and conditions set forth in this Supplemental Agreement No. 2.

10.           Attachments A, B, and C to Letter Agreement No. 6-1162-TRW-0664 entitled “Aircraft Purchase Rights and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” are deleted in their entirety and replaced with revised Attachments A, B, and C, which set forth the revised [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Revised Attachments A, B, and C are hereby made part of the Purchase Agreement.

11.           Letter Agreement No. 6-1162-TRW-0665 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is deleted in its entirety as Customer has chosen the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

12.           Letter Agreement No. 6-1162-TRW-0666 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is deleted in its entirety as Customer has chosen the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

13.           Letter Agreement No. 6-1162-TRW-0674 entitled “Business Considerations” is deleted in its entirety and replaced with a revised letter agreement, which [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Letter Agreement No. 6-1162-TRW-0674R1 is hereby made part of the Purchase Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3219                                                            SA-2
AAL
BOEING PROPRIETARY

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect.  In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                                                                           AMERICAN AIRLINES, INC.

By:                                               By:

Its:    Attorney-In-Fact                                                                        Its:

P.A. No. 3219                                                            SA-2
AAL
BOEING PROPRIETARY